Exhibit 99.1

2012 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION

	2	Consolidating Statement of Operations
	4	Consolidating Balance Sheet - Assets
	5	Consolidating Balance Sheet - Liabilities and Equity

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income
	8	Consolidating Balance Sheet - Assets
	9	Consolidating Balance Sheet - Liabilities and Equity
	10	Operating Statistics (Duke Energy Carolinas)
	12	Operating Statistics (Progress Energy Carolinas)
	14	Operating Statistics (Progress Energy Florida)
	16	Operating Statistics (Duke Energy Ohio - Electric)
	18	Operating Statistics (Duke Energy Ohio - Gas)
	19	Operating Statistics (Duke Energy Indiana)

21	COMMERCIAL POWER

21 Commercial Power Operating Statistics

22	INTERNATIONAL ENERGY

22 International Energy Operating Statistics

23	APPENDIX

23 Duke Energy Ohio Supplement

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Years Ended
	U.S. Franchised	Commercial	International		Eliminations/	December 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

OPERATING REVENUES
Regulated electric (a)	$15,609	$114	$—	$1	$(103)	$15,621
Non-regulated electric, natural gas, and other	—	1,964	1,549	73	(52)	3,534
Regulated natural gas	471	—	—	—	(2)	469
Total operating revenues	16,080	2,078	1,549	74	(157)	19,624

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	5,582	—	—	—	—	5,582
Fuel used in electric generation and purchased power - non-regulated	—	1,211	530	31	(50)	1,722
Cost of natural gas and coal sold	142	49	73	—	—	264
Operation, maintenance and other	3,885	453	335	440	(107)	5,006
Depreciation and amortization	1,827	228	99	135	—	2,289
Property and other taxes	926	40	6	13	—	985
Impairment charges (b)(c)	581	—	—	85	—	666
Total operating expenses	12,943	1,981	1,043	704	(157)	16,514
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	15	8	—	(7)	—	16
OPERATING INCOME	3,152	105	506	(637)	—	3,126

OTHER INCOME AND EXPENSES
Other income and expenses, net	341	39	171	16	—	567
Interest Expense	806	63	76	297	—	1,242
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,687	81	601	(918)	—	2,451
Income Tax Expense (Benefit)	941	(7)	149	(378)	—	705
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,746	88	452	(540)	—	1,746
Less: Net Income attributable to non-controlling interest	2	1	13	(2)	—	14
SEGMENT INCOME/NET EXPENSE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$1,744	$87	$439	$(538)	$—	$1,732
Income from Discontinued Operations, net of tax						$36
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$1,768

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

(b) The amount for US FE&G is primarily due to $580 million of non-cash impairment charges related to the Edwardsport IGCC project.

(c) The amount for Other is primarily due to the impairment of transmission projects included in long-term FERC mitigation costs. These amounts are recorded in the Duke Energy Carolinas and Progress Energy Carolinas legal entities but are classified in the Other segment.

Note: Includes Progress Energy activity beginning on July 2, 2012.

Consolidated Data

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Years Ended
	U.S. Franchised	Commercial	International		Eliminations/	December 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2011

OPERATING REVENUES
Regulated electric (a)	$10,061	$606	$—	$2	$(80)	$10,589
Non-regulated electric, natural gas, and other	—	1,885	1,467	42	(11)	3,383
Regulated natural gas	558	—	—	—	(1)	557
Total operating revenues	10,619	2,491	1,467	44	(92)	14,529

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	3,067	242	—	—	—	3,309
Fuel used in electric generation and purchased power - non-regulated	—	1,031	456	—	1	1,488
Cost of natural gas and coal sold	209	65	74	—	—	348
Operation, maintenance and other	2,913	600	319	29	(91)	3,770
Depreciation and amortization	1,383	230	90	103	—	1,806
Property and other taxes	653	44	7	1	(1)	704
Impairment charges (b)(c)	247	88	—	—	—	335
Total operating expenses	8,472	2,300	946	133	(91)	11,760
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	2	15	(1)	(8)	—	8
OPERATING INCOME (LOSS)	2,149	206	520	(97)	(1)	2,777

OTHER INCOME AND EXPENSES
Other income and expenses, net	274	21	203	49	—	547
Interest Expense	568	87	47	157	—	859
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,855	140	676	(205)	(1)	2,465
Income Tax Expense (Benefit)	673	(1)	195	(114)	(1)	752
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,182	141	481	(91)	—	1,713
Less: Net Income (Loss) attributable to non-controlling interest	(1)	7	15	(15)	2	8
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	1,181	134	466	(76)	—	1,705
Income from Discontinued Operations, net of tax					1	1
NET INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$1,181	$134	$466	$(76)	$1	$1,706

(a) The amount for Commercial Power is primarily due to sales to Duke Energy Ohio rate regulated retail customers under the 2009-2011 ESP.

(b) The amount for US FE&G is primarily due to a non-cash impairment charge related to the Edwardsport IGCC project.

(c) The amount for Commercial Power is primarily related to non-cash impairment charge related to Emission Allowances.

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	December 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$222	$64	$731	$406	$1	$1,424
Short-term investments	—	—	333	—	—	333
Receivables, net	1,081	99	259	77	—	1,516
Restricted receivables of variable interest entities, net	1,171	30	—	—	—	1,201
Receivables from affiliated companies	222	996	117	12,486	(13,821)	—
Notes receivable from affiliated companies	530	—	—	598	(1,128)	—
Inventory	2,987	126	94	15	1	3,223
Other	1,364	309	237	543	(28)	2,425
Total current assets	7,577	1,624	1,771	14,125	(14,975)	10,122

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	5	220	81	177	—	483
Investments and advances (from) to subsidiaries	48	(7)	(11)	41,880	(41,910)	—
Nuclear decommissioning trust funds	4,242	—	—	—	—	4,242
Goodwill	15,950	62	353	—	—	16,365
Intangibles, net	85	231	55	1	—	372
Notes receivable	4	—	65	452	(450)	71
Restricted other assets of variable interest entities	—	62	—	—	—	62
Other	1,461	6	331	588	13	2,399
Total investments and other assets	21,795	574	874	43,098	(42,347)	23,994

PROPERTY, PLANT AND EQUIPMENT
Cost	88,417	4,936	3,827	1,653	—	98,833
Cost, variable interest entities	16	1,542	—	—	—	1,558
Accumulated depreciation and amortization	(29,381)	(866)	(960)	(761)	(1)	(31,969)
Generation facilities to be retired, net	135	—	—	—	1	136
Net property, plant and equipment	59,187	5,612	2,867	892	—	68,558

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	10,351	68	—	585	—	11,004
Other	114	42	—	27	(5)	178
Total regulatory assets and deferred debits	10,465	110	—	612	(5)	11,182
TOTAL ASSETS	99,024	7,920	5,512	58,727	(57,327)	113,856

Segment reclassifications, intercompany balances and other adjustments	(862)	(928)	(106)	(55,601)	57,497	—

REPORTABLE SEGMENT ASSETS	$98,162	$6,992	$5,406	$3,126	$170	$113,856

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	December 31,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$1,916	$188	$44	$296	$—	$2,444
Accounts payable to affiliated companies	12,788	53	6	913	(13,760)	—
Notes payable to affiliated companies	511	168	—	496	(1,175)	—
Notes payable and commercial paper	—	—	—	745	—	745
Non-recourse notes payable of variable interest entities	312	—	—	—	—	312
Taxes accrued (prepaid)	304	(73)	41	212	(25)	459
Interest accrued	280	6	22	140	—	448
Current maturities of long-term debt	2,010	484	360	256	—	3,110
Other	1,780	89	105	551	(14)	2,511
Total current liabilities	19,901	915	578	3,609	(14,974)	10,029

LONG-TERM DEBT	23,930	452	709	10,415	(7)	35,499
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	552	—	—	—	852
NOTES PAYABLE TO AFFILIATED COMPANIES	450	—	—	—	(450)	—

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	10,907	1,258	231	(1,926)	20	10,490
Investment tax credits	458	—	—	—	—	458
Accrued pension and other post-retirement benefit costs	1,838	56	1	627	(2)	2,520
Asset retirement obligations	5,131	37	1	—	—	5,169
Regulatory Liabilities	5,441	—	—	143	—	5,584
Other	1,615	118	70	423	(5)	2,221
Total deferred credits and other liabilities	25,390	1,469	303	(733)	13	26,442

PREFERRED STOCK OF SUBSIDIARIES	93	—	—	—	—	93

EQUITY
Total Duke Energy Corporation shareholders’ equity	28,960	4,518	3,860	45,434	(41,909)	40,863
Noncontrolling interests	—	14	62	2	—	78
Total equity	28,960	4,532	3,922	45,436	(41,909)	40,941

TOTAL LIABILITIES AND EQUITY	99,024	7,920	5,512	58,727	(57,327)	113,856

Segment reclassifications, intercompany balances and other adjustments	(862)	(928)	(106)	(55,601)	57,497	—

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$98,162	$6,992	$5,406	$3,126	$170	$113,856

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

							Years Ended
	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

OPERATING REVENUES
Regulated electric	$6,666	$2,524	$2,483	$1,275	$2,717	$(56)	$15,609
Regulated natural gas	—	—	—	471	—	—	471
Total operating revenues	6,666	2,524	2,483	1,746	2,717	(56)	16,080

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated (a)	1,848	1,025	1,359	475	1,088	(213)	5,582
Cost of natural gas	—	—	—	142	—	—	142
Operation, maintenance and other	1,759	591	475	448	612	—	3,885
Depreciation and amortization	921	267	73	180	389	(3)	1,827
Property and other taxes	363	109	173	197	80	4	926
Impairment charges (b)(c)	—	—	146	2	579	(146)	581
Total operating expenses	4,891	1,992	2,225	1,444	2,748	(357)	12,943
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	13	—	1	1	—	—	15
OPERATING INCOME (LOSS)	1,788	532	259	303	(31)	301	3,152
OTHER INCOME AND EXPENSES
Other income and expenses, net (d)	190	44	23	8	90	(14)	341
Interest Expense	384	103	123	60	138	(2)	806
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,594	473	159	251	(79)	289	2,687
Income Tax Expense (Benefit)	560	155	52	92	(56)	138	941
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,034	318	107	159	(23)	151	1,746
Less: Net Income (Loss) attributable to non-controlling interest	—	1	1	—	—	—	2
SEGMENT INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$1,034	$317	$106	$159	$(23)	$151	$1,744

(a)  Elimination amount includes $100 million of purchase power refunds at Progress Energy Florida related to Crystal River Unit 3 retirement.  This amount was recorded as expense by Progress Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(b) The amount for Progress Energy Florida and the elimination amount are due to an impairment charge related to the decision to retire Crystal River Unit 3.  This amount was recorded as expense by Progress Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(c) The amount for Duke Energy Indiana is primarily due to $580 million of non-cash impairment charges related to the Edwardsport IGCC project.

(d) Primarily due to an equity component of allowance for funds used during construction of $154 million for Duke Energy Carolinas, $37 million for Progress Energy Carolinas, $20 million for Progress Energy Florida, $6 million for Duke Energy Ohio and $84 million for Duke Energy Indiana.

Note: Includes Progress Energy activity beginning on July 2, 2012.

Consolidating Segment Income

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Years Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2011

OPERATING REVENUES
Regulated electric	$6,493	$916	$2,622	$30	$10,061
Regulated natural gas	—	558	—	—	558
Total operating revenues	6,493	1,474	2,622	30	10,619

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,944	138	986	(1)	3,067
Cost of natural gas	—	209	—	—	209
Operation, maintenance and other	1,835	445	629	4	2,913
Depreciation and amortization	814	168	391	10	1,383
Property and other taxes	340	231	82	—	653
Impairment charges (a)	12	1	234	—	247
Total operating expenses	4,945	1,192	2,322	13	8,472
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	2	1	—	(1)	2
OPERATING INCOME	1,550	283	300	16	2,149

OTHER INCOME AND EXPENSES
Other income and expenses, net (b)	186	16	97	(25)	274
Interest Expense	360	68	137	3	568
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,376	231	260	(12)	1,855
Income Tax Expense	495	98	80	—	673
SEGMENT INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	$881	$133	$180	$(13)	$1,181

(a) The amount for Duke Energy Indiana is primarily due to a non-cash impairment charge related to the Edwardsport IGCC project.

(b) Primarily due to an equity component of allowance for funds used during construction of $168 million for Carolinas, $4 million for Ohio and $88 million for Indiana, respectively.

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2012

CURRENT ASSETS
Cash and cash equivalents	$19	$18	$131	$19	$36	$(1)	$222
Receivables, net	188	458	318	83	33	1	1,081
Restricted receivables of variable interest entities, net	637	—	—	—	—	534	1,171
Receivables from affiliated companies	28	150	20	134	104	(214)	222
Notes receivable from affiliated companies	382	—	207	1	—	(60)	530
Inventory	1,062	828	613	104	380	—	2,987
Other	421	313	351	96	138	45	1,364
Total current assets	2,737	1,767	1,640	437	691	305	7,577

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	1	2	2	—	—	—	5
Investments and advances to (from) subsidiaries	42	—	—	—	—	6	48
Nuclear decommissioning trust funds	2,354	1,259	629	—	—	—	4,242
Goodwill	—	—	—	921	—	15,029	15,950
Intangibles, net	14	5	22	2	41	1	85
Notes receivable	1	—	—	—	3	—	4
Other	918	219	158	38	119	9	1,461
Total investments and other assets	3,330	1,485	811	961	163	15,045	21,795

PROPERTY, PLANT AND EQUIPMENT
Cost	34,190	21,158	13,432	6,534	12,006	1,097	88,417
Cost, variable interest entities	—	16	—	—	—	—	16
Accumulated depreciation and amortization	(11,437)	(8,185)	(4,072)	(1,995)	(3,692)	—	(29,381)
Generation facilities to be retired, net	73	63	—	—	—	(1)	135
Net property, plant and equipment	22,826	13,052	9,360	4,539	8,314	1,096	59,187

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	1,727	1,801	3,321	519	810	2,173	10,351
Other	71	30	48	7	24	(66)	114
Total regulatory assets and deferred debits	1,798	1,831	3,369	526	834	2,107	10,465
TOTAL ASSETS	30,691	18,135	15,180	6,463	10,002	18,553	99,024

Segment reclassifications, intercompany balances and other adjustments	(49)	(67)	—	(29)	6	(723)	(862)

REPORTABLE SEGMENT ASSETS	$30,642	$18,068	$15,180	$6,434	$10,008	$17,830	$98,162

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments related to mergers and acquisitions and restricted receivables related to Cinergy Receivables Company.

Segment Consolidating Balance Sheet

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	December 31,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2012

CURRENT LIABILITIES
Accounts payable	$599	$542	$412	$186	$167	$10	$1,916
Accounts payable to affiliated companies	12	76	44	6	8	12,642	12,788
Notes payable to affiliated companies	—	364	—	77	81	(11)	511
Non-recourse notes payable of variable interest entities	—	—	—	—	—	312	312
Taxes accrued	122	23	48	47	65	(1)	304
Interest accrued	96	69	55	8	53	(1)	280
Current maturities of long-term debt	406	407	435	261	405	96	2,010
Other	478	517	534	84	164	3	1,780
Total current liabilities	1,713	1,998	1,528	669	943	13,050	19,901

LONG-TERM DEBT	7,735	4,433	4,885	1,340	3,147	2,390	23,930
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	—	—	—	—	—	300
NOTES PAYABLE TO AFFILIATED COMPANIES	300	—	—	—	150	—	450

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	5,261	2,162	1,518	1,063	867	36	10,907
Investment tax credits	215	92	3	6	142	—	458
Accrued pension and other post-retirement benefit costs	221	690	610	130	186	1	1,838
Asset retirement obligations	1,959	1,649	764	23	37	699	5,131
Regulatory Liabilities	2,102	1,538	787	263	741	10	5,441
Other	924	295	252	102	47	(5)	1,615
Total deferred credits and other liabilities	10,682	6,426	3,934	1,587	2,020	741	25,390

PREFERRED STOCK OF SUBSIDIARIES	—	59	34	—	—	—	93

EQUITY	9,961	5,219	4,799	2,867	3,742	2,372	28,960
TOTAL LIABILITIES AND EQUITY	30,691	18,135	15,180	6,463	10,002	18,553	99,024

Segment reclassifications, intercompany balances and other adjustments	(49)	(67)	—	(29)	6	(723)	(862)

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$30,642	$18,068	$15,180	$6,434	$10,008	$17,830	$98,162

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments related to the mergers and acquisitions and non-recourse notes payable of Cinergy Receivables Company.

Franchised Electric - Duke Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	27,971	36,573	39,602
Nuclear	42,047	41,798	43,443
Hydro	759	772	1,191
Oil & gas	5,342	957	603
Renewable Energy	10	6	6
Total generation (b)	76,129	80,106	84,845
Purchased power (c) and net interchange	10,139	7,429	5,313
Total sources of energy	86,268	87,535	90,158
Less: Line loss and company usage	4,906	5,408	4,717
TOTAL GWH SOURCES	81,362	82,127	85,441

ELECTRIC ENERGY SALES (GWH)
Residential	26,279	28,323	30,049
General service	27,476	27,593	27,968
Industrial	20,978	20,783	20,618
Other energy and wholesale	6,420	6,197	6,175
Total GWh sales billed	81,153	82,896	84,810
Unbilled GWh sales	209	(769)	631
TOTAL GWH SALES	81,362	82,127	85,441

Total Capability - Owned MW (a)
(time of peak)
Summer	19,575	19,356	19,908
Winter	19,829	19,457	19,916

Nuclear Capacity Factor (%) (d)	92	93	96

(a) Statistics reflect Duke Energy Carolinas’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

Operating Statistics

Franchised Electric - Duke Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$2,661	$2,568	$2,669
General service	2,168	1,962	1,980
Industrial	1,196	1,059	1,048
Other energy and wholesale	378	389	377
Total billed	6,403	5,978	6,074
Unbilled	25	(30)	45
TOTAL REVENUES	$6,428	$5,948	$6,119

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	2,053	2,041	2,034
General service	337	335	333
Industrial	7	7	8
Other energy and wholesale	14	14	14
TOTAL AVERAGE NUMBER OF CUSTOMERS	2,411	2,397	2,389

Franchised Electric - Progress Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	20,949	20,948	30,473
Nuclear	23,032	25,060	21,624
Hydro	598	602	608
Oil & gas	10,713	7,495	5,484
Total generation (b)	55,292	54,105	58,189
Purchased power (c) and net interchange	5,512	4,512	3,985
Total sources of energy	60,804	58,617	62,174
Less: Line loss and company usage	2,414	2,394	2,472
TOTAL GWH SOURCES	58,390	56,223	59,702

ELECTRIC ENERGY SALES (GWH)
Residential	16,663	18,148	19,108
General service	15,062	15,331	15,634
Industrial	10,508	10,613	10,665
Other energy and wholesale	15,992	12,729	14,123
Total GWh sales billed	58,225	56,821	59,530
Unbilled GWh sales	165	(598)	172
TOTAL GWH SALES	58,390	56,223	59,702

Total Capability - Owned MW (a)
(time of peak)
Summer	12,948	12,958	12,554
Winter	13,981	13,906	13,342

Nuclear Capacity Factor (%) (d)	87	95	84

(a) Statistics include Progress Energy Carolinas’ ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

(d) Statistics reflect 100% of jointly owned stations.

Franchised Electric - Progress Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$1,733	$1,814	$1,965
General service	1,274	1,258	1,335
Industrial	688	691	720
Other energy and wholesale	979	798	881
Total billed	4,674	4,561	4,901
Unbilled	10	(34)	10
TOTAL REVENUES	$4,684	$4,527	$4,911

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,231	1,221	1,216
General service	219	217	216
Industrial:	4	4	5
Other energy and wholesale	3	3	2
TOTAL AVERAGE NUMBER OF CUSTOMERS	1,457	1,445	1,439

Franchised Electric - Progress Energy Florida

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	10,035	10,777	12,115
Oil & gas	24,115	23,871	24,755
Total generation (b)	34,150	34,648	36,870
Purchased power (c) and net interchange	6,950	7,815	9,248
Total sources of energy	41,100	42,463	46,118
Less: Line loss and company usage	2,657	2,885	2,878
TOTAL GWH SOURCES	38,443	39,578	43,240

ELECTRIC ENERGY SALES (GWH)
Residential	18,251	19,238	20,524
General service	14,945	15,091	15,156
Industrial	3,160	3,243	3,219
Other energy and wholesale	1,843	2,787	3,717
Total GWh sales billed	38,199	40,359	42,616
Unbilled GWh sales	244	(781)	624
TOTAL GWH SALES	38,443	39,578	43,240

Total Capability - Owned MW (a)
(time of peak)
Summer	8,063	8,402	8,748
Winter	7,872	8,855	10,822

(a) Statistics reflect Progress Energy Florida’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Franchised Electric - Progress Energy Florida

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$2,405	$2,463	$2,785
General service	1,532	1,490	1,582
Industrial:	289	285	300
Other energy and wholesale	420	163	566
Total billed	4,646	4,401	5,233
Unbilled	19	(32)	20
TOTAL REVENUES	$4,665	$4,369	$5,253

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,464	1,452	1,445
General service	187	186	185
Industrial	3	2	2
Other energy and wholesale	2	2	2
AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)	1,656	1,642	1,634

Franchised Electric - Duke Energy Ohio Electric

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	3,101	4,078	4,007
Oil & gas	11	38	39
Total generation (b)	3,112	4,116	4,046
Purchased power (c) and net interchange	1,547	762	787
Total sources of energy	4,659	4,878	4,833
Less: Line loss and company usage	236	193	145
TOTAL GWH SOURCES	4,423	4,685	4,688

ELECTRIC ENERGY SALES (GWH)
Residential	8,591	8,880	9,175
General service	9,375	9,626	9,744
Industrial	5,761	5,728	5,900
Other energy and wholesale	538	777	688
Total GWh sales billed	24,265	25,011	25,507
Unbilled GWh sales	79	(88)	12
TOTAL GWH SALES	24,344	24,923	25,519

Total Capability - Owned MW (a)
(time of peak)
Summer	859	1,037	1,039
Winter	1,141	1,047	1,141

(a) Statistics reflect Duke Energy Ohio’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Note: Total GWH Sources will not equal Total GWH Sales.  Sources include Duke Energy Kentucky’s regulated generation for all periods.  Sales include Duke Energy Ohio’s and Duke Energy Kentucky’s retail sales.  In 2012, Ohio retail sales were fulfilled through auction purchases under the current ESP.  In 2011 and 2010, generation used to fulfill Ohio retail sales were reflected in Commercial Power.

Franchised Electric - Duke Energy Ohio Electric

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$658	$409	$412
General service	416	313	366
Industrial	102	96	119
Other energy and wholesale	21	28	25
Total billed	1,197	846	922
Unbilled	20	(4)	—
TOTAL REVENUES	$1,217	$842	$922

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	734	731	729
General service	86	85	85
Industrial	3	3	3
Other energy and wholesale	2	2	3
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	825	821	820

Franchised Electric - Duke Energy Ohio Gas

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

MCF SALES
Residential	30,481	36,549	37,508
General service	19,366	22,536	23,188
Industrial	5,126	5,457	5,286
Other energy and wholesale	21,744	20,241	20,091
Total MCF sales billed	76,717	84,783	86,073
Unbilled MCF sales	970	(1,835)	544
TOTAL MCF SALES	77,687	82,948	86,617

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF GAS (IN MILLIONS)
Residential	$316	$383	$409
General service	120	150	163
Industrial	16	20	21
Other energy and wholesale	17	18	18
Total billed	469	571	611
Unbilled	—	(12)	—
TOTAL REVENUES	$469	$559	$611

AVERAGE NUMBER OF GAS CUSTOMERS (IN THOUSANDS)
Residential	469	467	467
General service	44	44	44
Industrial	1	2	2
TOTAL AVERAGE NUMBER OF GAS CUSTOMERS	514	513	513

Franchised Electric - Duke Energy Indiana

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

SOURCES OF ELECTRIC ENERGY (GWH)
Generated - net output (a):
Coal	23,388	26,026	29,918
Hydro	371	306	359
Oil & gas	1,287	611	478
Total generation (b)	25,046	26,943	30,755
Purchased power (c) and net interchange	9,165	7,455	5,326
Total sources of energy	34,211	34,398	36,081
Less: Line loss and company usage	634	1,217	1,182
TOTAL GWH SOURCES	33,577	33,181	34,899

ELECTRIC ENERGY SALES (GWH)
Residential	8,867	9,316	9,609
General service	8,314	8,359	8,485
Industrial	10,412	10,237	10,082
Other energy and wholesale	5,849	5,424	6,694
Total GWh sales billed	33,442	33,336	34,870
Unbilled GWh sales	135	(155)	29
TOTAL GWH SALES	33,577	33,181	34,899

Total Capability - Owned MW (a)
(time of peak)
Summer	5,327	6,360	6,618
Winter	6,741	6,731	6,431

(a) Statistics reflect Duke Energy Indiana’s ownership share of jointly owned stations.

(b) Generation by source is reported net of auxiliary power.

(c) Purchased Power includes Renewable Energy purchases.

Franchised Electric - Duke Energy Indiana

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

REVENUES FROM GENERATION, TRANSMISSION AND DISTRIBUTION OF ELECTRICITY (IN MILLIONS)
Residential	$909	$913	$870
General service	700	673	644
Industrial	691	643	591
Other energy and wholesale	305	306	323
Total billed	2,605	2,535	2,428
Unbilled	20	(9)	8
TOTAL REVENUES	$2,625	$2,526	$2,436

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	683	679	678
General service	100	100	100
Industrial	3	3	3
Other energy and wholesale	2	1	1
AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)	788	783	782

Commercial Power

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

GENERATION (GWh)
Coal	16,164	17,378	19,442
Gas	17,122	12,021	7,026
Renewables	3,452	3,132	2,286
Actual plant generation	36,738	32,531	28,754

Net proportional megawatt capacity in operation	8,094	8,325	8,272

International Energy

OPERATING STATISTICS

(Unaudited)

	Year Ended December 31,
	2012	2011	2010

Sales, GWh	20,132	18,889	19,504
Net proportional megawatt capacity in operation	4,584	4,277	4,203

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 31, 2012

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric (a)	$934	$341	$114	$(3)	$1,386
Non-regulated electric and other	—	—	1,344	(49)	1,295
Regulated natural gas	381	90	—	—	471
Total operating revenues	1,315	431	1,458	(52)	3,152

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	337	138	—	—	475
Fuel used in electric generation and purchased power - non-regulated	—	—	882	(50)	832
Cost of natural gas and coal sold	105	37	—	—	142
Operation, maintenance and other	312	136	299	50	797
Depreciation and amortization	136	44	159	(1)	338
Property and other taxes	182	15	26	1	224
Goodwill and other impairment charges	2	—	—	—	2
Total operating expenses	1,074	370	1,366	—	2,810
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	6	—	7
OPERATING INCOME (LOSS)	242	61	98	(52)	349

OTHER INCOME AND EXPENSES, NET	7	1	4	1	13
INTEREST EXPENSE	42	18	28	1	89
INCOME (LOSS) BEFORE INCOME TAXES	207	44	74	(52)	273
INCOME TAX EXPENSE (BENEFIT)	76	16	24	(18)	98
INCOME FROM CONTINUING OPERATIONS	131	28	50	(34)	175
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(3)	3	—
NET INCOME (LOSS)	$131	$28	$47	$(31)	$175

(a) The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio’s current Electric Stability Plan (ESP).

Duke Energy Ohio Supplement

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Year Ended December 30, 2011

(Unaudited)

	Franchised Electric and Gas
	Ohio
	Transmission &	Duke Energy	Commercial
(In millions)	Distribution	Kentucky, Inc.	Power	Other	Consolidated

OPERATING REVENUES
Regulated electric (a)	$574	$342	$606	$(4)	$1,518
Non-regulated electric and other	—	—	1,105	—	1,105
Regulated natural gas	444	114	—	—	558
Total operating revenues	1,018	456	1,711	(4)	3,181

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	—	138	242	—	380
Fuel used in electric generation and purchased power - non-regulated	—	—	653	—	653
Cost of natural gas and coal sold	154	55	—	—	209
Operation, maintenance and other	303	142	418	22	885
Depreciation and amortization	120	48	168	(1)	335
Property and other taxes	219	12	30	(1)	260
Goodwill and other impairment charges	—	1	88	—	89
Total operating expenses	796	396	1,599	20	2,811
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	—	4	—	5
OPERATING INCOME (LOSS)	223	60	116	(24)	375

OTHER INCOME AND EXPENSES, NET	13	3	4	(1)	19
INTEREST EXPENSE	51	17	37	(1)	104
INCOME (LOSS) BEFORE INCOME TAXES	185	46	83	(24)	290
INCOME TAX EXPENSE (BENEFIT)	76	22	6	(8)	96
INCOME FROM CONTINUING OPERATIONS	109	24	77	(16)	194
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	—	—	—
NET INCOME (LOSS)	$109	$24	$77	$(16)	$194

(a) The amount for Commercial Power is primarily due to sales to Duke Energy Ohio rate regulated retail customers under the 2009-2011 ESP.